Pacer Data & Infrastructure Real Estate ETF
Schedule of Investments
July 31, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 63.4%	Shares	Value
American Tower Corp.	332,515	$73,286,306
Crown Castle, Inc.	198,365	21,836,019
Digital Realty Trust, Inc.	437,047	65,334,156
Equinix, Inc.	85,549	67,604,242
Iron Mountain, Inc.	223,323	22,904,007
Keppel DC REIT	10,012,323	15,120,284
SBA Communications Corp.	100,350	22,030,839
Uniti Group, Inc. (a)	1,776,764	6,822,774
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $295,121,504)		294,938,627

COMMON STOCKS - 36.5%	Shares	Value
Communication Services - 26.6%(b)
Cellnex Telecom SA (c)	567,757	19,770,401
China Tower Corp. Ltd. - Class H (c)	148,881,870	18,295,775
Chorus Ltd.	3,031,377	14,252,355
Eutelsat Communications SACA (a)(d)	1,006,570	5,204,237
HKBN Ltd.	6,572,747	2,086,586
Infrastrutture Wireless Italiane SpA (c)	1,880,476	20,918,370
Iridium Communications, Inc.	743,138	21,328,061
Sarana Menara Nusantara Tbk PT	142,467,100	6,965,642
SES SA	2,730,706	14,789,243
		123,610,670

Information Technology - 5.9%
GDS Holdings Ltd. - ADR (a)(d)	866,320	9,728,774
NEXTDC Ltd. (d)	1,627,476	17,800,967
		27,529,741

Real Estate - 4.0%
DigitalBridge Group, Inc. (a)	1,299,482	18,361,681
TOTAL COMMON STOCKS (Cost $191,291,555)		169,502,092

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.1%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51% (e)	19,102,716	19,102,716
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $19,102,716)		19,102,716

TOTAL INVESTMENTS - 104.0% (Cost $505,515,775)		483,543,435
Liabilities in Excess of Other Assets - (4.0)%		(18,958,840)
TOTAL NET ASSETS - 100.0%		$464,584,595

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

ADR - American Depositary Receipt
SA - Sociedad Anónima

(a)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $18,874,098 which represented 4.1% of net assets.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2024, the value of these securities total $58,984,546 or 12.7% of the Fund’s net assets.

(d)	Non-income producing security.
(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer Data & Infrastructure Real Estate ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$294,938,627	$–	$–	$294,938,627
Common Stocks	169,502,092	–	–	169,502,092
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	19,102,716
Total Investments	$464,440,719	$–	$–	$483,543,435

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.